Exhibit 99.1

ALLIED WORLD INVESTOR DAY Celebrating Ten Years of Superior Performance November 8, 2011

Forward-Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Investor Day Itinerary

	Topic	Presenters
10:30 AM	Opening Remarks	**Jack Sennott,** Chief Corporate Strategy Officer
10:35 AM	Executive Summary	**Scott Carmilani,** President, CEO and Chairman
10:50 AM	U.S. Insurance	**Gordon Knight,** President – U.S. Insurance
11:10 AM	International Insurance	**Frank D'Orazio,** President – Bermuda and International Insurance
11:30 AM	Reinsurance	**John Bender,** President – U.S. Reinsurance
11:50 PM	Lunch	(Card Room / Lounge)
1:00 PM	Financial Overview	**Joan Dillard,** Chief Financial Officer
1:20 PM	Actuarial / ERM	**Marshall Grossack,** Chief Actuary **Barry Zurbuchen,** Chief Risk Officer
1:50 PM	Investments	**John Gauthier,** Chief Investment Officer
2:10 PM	Closing Comments	**Scott Carmilani,** President, CEO and Chairman

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Name Title / Responsibility Years in Industry Years with Allied World Scott Carmilani President , Chief Executive Officer and Chairman 25 9 Joan Dillard Chief Financial Officer 28 8 David Bell Chief Operating Officer 15 9 John Bender President, U.S. Reinsurance 23 4 Frank D'Orazio President, Bermuda and International Insurance 21 8 Wesley Dupont General Counsel 17 8 John Gauthier Chief Investment Officer 25 3 Marshall Grossack Chief Actuary 28 9 Gordon Knight President, U.S. Insurance 30 4 Jack Sennott Chief Corporate Strategy Officer 24 3 Barry Zurbuchen Chief Risk Officer 24 9 Experienced Management Team 4

Allied World Investor Day Objectives 5 Provide investment community access to our full executive management teamHighlight our strong performance over our first ten years in business, and five as a public companyProvide strategic review of the geographies and product lines where we are focused Provide thorough overview of our underwriting segmentsProvide financial update and capital management strategyDiscuss our enterprise risk management, our loss reserve position and our investment strategy

Scott Carmilani President, Chief Executive Officer and Chairman Executive Summary U.S. Insurance International Insurance Reinsurance Financial Overview Risk Management Investments Closing Comments Appendix 6

Allied World's Franchise

Highly Rated, Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach

- Consistently strong / industry leading results
- Experienced executive management team
- Diversified mix of business with global operations
- Strong risk management culture
- Excellent capitalization / active capital management
- Significant investment income returns
- Rated "A" (Strong) by S&P, "A" (Excellent) by AM Best and "A2" (Good) by Moody's

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While disappointed with the 3rd quarter 2011 returns, we are confident in our active management total return approach and the diversification of our portfolio Allied World has generated returns in the top quartile of its peer group over the last several years and expects to do so in the future We are committed to providing leading-edge transparency on our investment portfolio 107 Where we are today: AWH Investment Strategy

Allied World's Evolution 9 Bermuda Holding Company Established 2001 Purchased Darwin 2008 Swiss Redomestication 2010 Initial Public Offering 2006 Lexington Agreement Terminated 2004 IPC Agreement Terminated Board Reconstituted Opened Lloyd's Syndicate 2232 Completed Purchase of Founders' Interest Established U.S. Reinsurance company 2011 Formed by Group of Investors Began build out of U.S. branch offices Opened Hong Kong Office Hired over 60 underwriters from displaced companies Terminated Merger Agreement with Transatlantic

Movement to Small Accounts in Response to Market 10 2007 GPW -$1,506M In response to the changing macro economic environment, Allied World has transformed itself since its formation in 2001 (CHART) (CHART) TTM 9/11 GPW -$1,905M Allied World 2007 Allied World Today Reduced dependence on international segment where we write Bermuda large account excess business U.S. segment has increased significantly with focus on small account primary and specialty business Reinsurance segment now with strong U.S. presence and growing internationally

Limits / Customer Profile have been Actively Shifted Significant increase in smaller accounts, which have lower attachments and typically experience less pricing and claims volatility Exposure Size Profiles - Total Direct Business Premiums in $ millions 11

Growth in Small Accounts => Increased Importance 12 (CHART) % of Total Premium 1.5% 12.7% 14.4% 18.5% 16.0%

Historical Pricing Trends by Account Size 13 Allied World purchased Darwin and expanded small account platform Allied World's Focus was large account business Source: Council of Insurance Agents & Brokers, account size based on policy premium Inflection Point:Large account pricing under greatest pressure!

3 Global Reach Allied World is expanding globally and now has offices around the world Office Locations: Switzerland Bermuda Ireland United Kingdom United States Hong Kong Singapore Allied World writes $1.1 billion of insurance risks and $270 million of reinsurance risks in North America Allied World writes $187 million of international insurance risks 14 Allied World writes $310 million of global reinsurance risks Premium amounts based on trailing twelve months through September 2011.

Strong Competitive Position – U.S. Insurance

We continue to expand our brand in target markets and geographies

- **Ten branch office locations throughout country**
- **Increased access to attractive small account primary business including:**
  - Healthcare organizations
  - Specialty casualty
  - Not-for-profit D&O innovator
- **Industry verticals** – focused on servicing products for select industry classes including:
  - Healthcare
  - Private / Non-Profit
  - Public entity
- **New specialty product capabilities**
  - Defense Base Act approved underwriter
  - Environmental
  - Inland marine
  - Surety
- **Expanded distribution partners**
  - Since 2007 4X increase in number of producers

ALLIED WORLD ASSURANCE COMPANY

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Strong Competitive Position – International Insurance

We continue to expand our brand in target markets and geographies

- **Offices in Bermuda, London, Dublin, Switzerland, Hong Kong and Singapore position the company to meet developing opportunities**
- **Lloyd's Syndicate 2232**
  - Association with Lloyd's enhances Allied World's brand recognition
  - Increases access to Latin America and Asia-Pacific region
  - Offers treaty and individual risk products
- **Redomestication to Switzerland provides a more efficient structure and greater flexibility to manage our business**
- **New product capabilities:**
  - Trade credit and political risk
  - Healthcare
  - Small-to-medium enterprises (SME Professional)

ALLIED WORLD ASSURANCE COMPANY

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U.S. operation has improved access to U.S. regional business and strengthened local relationships Added property reinsurance that focuses on small and medium account regional carriers Recently launched Global Marine, Crop and Specialty unit Swiss and Singapore offices and Lloyd's Syndicate 2232 increases global reach Swiss office opened in 2008 offers property, general casualty and professional liability products throughout Europe Singapore office opened in 2009 as Allied World's hub for all classes of treaty business in Asia Pacific, Middle East and Africa Established Lloyd's Syndicate 2232 in June 2010, which significantly expanded reinsurance products throughout Europe, Latin American and the Asia Pacific region Considering expanding Latin America presence 17 We continue to expand our brand in target markets and geographies Strong Competitive Position - Reinsurance

Industry Leading Performance Strong ERM processes and underwriting discipline proven by consistently strong / "industry leading" operating results Leading book value growth and strongest operating performance over last 5 years Catastrophe losses at low end of peer group reflecting company's active portfolio management between property and casualtyEight straight years of favorable reserve development while maintaining very strong reserve positionGenerated top end investment returns over last three years Combined ratio compares favorably to peer group over last five years 18

Prevailing Market Conditions

- **Competitive Pricing Environment**
  - Insurance market remains challenging but we have reached an inflection point for pricing
  - Property rates are up significantly in catastrophe impacted regions
    - Property rates up 5% to 10% on U.S. catastrophe exposed placements
  - Getting some rate for general casualty exposures while other casualty lines bottoming out, especially in primary and lower layers
  - Excess capital and number of markets continue to drive competition
  - Continued pressure to weaken terms and conditions
- **Reinsurance Capacity**
  - Opportunities evolving in property lines due to significant losses and RMS model changes
  - Significant industry losses have yet to impact reinsurance capacity
- **Financial Pressures**
  - Low interest rates result in investment portfolios generating less investment income
  - Insurers managing against deflation in short term while forecasting inflation over long term

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Operational Focus on Becoming "Go To" Market

Demonstrating leadership and competitive focus in our markets:

- ❑ Moving closer to clients in certain lines and markets
- ❑ Demonstrating expertise in markets in which we underwrite
- ❑ Meaningful limit capacity
- ❑ Innovative product capabilities
- ❑ Strong service standard
- ❑ Primary capabilities and expertise
- ❑ Underwriting focus
- ❑ Defined risk appetites
- ❑ Broad product offering in our chosen segments
- ❑ Superior financial strength

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Gordon Knight

President,
U.S. Insurance

- ✓ Executive Summary
- ❑ U.S. Insurance
- ❑ International Insurance
- ❑ Reinsurance
- ❑ Financial Overview
- ❑ Risk Management
- ❑ Investments
- ❑ Closing Comments
- ❑ Appendix

ALLIED WORLD ASSURANCE COMPANY

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U.S. Insurance Segment - Historical Results Over $100 million in underwriting income since 2007 Combined ratio 94.1% since 2007 Premiums up 4x since 2007 Acquired Darwin in October 2008 Numerous underwriting teams hired from dislocated companies in 2008 and 2009 G&A ratio steadily coming down since 2008 19.2% for Q3 2011 Highlights $ in Millions 2007 2008 2009 2010 YTD $ in Millions 2007 2008 2009 2010 9/30/11 Gross premiums written $193 $320 $675 $729 $612 Net premiums written 123 213 493 551 470 Net premiums earned 128 180 448 518 432 Net losses and loss expenses 53 103 211 298 294 Acquisition costs 11 18 58 68 57 General and administrative expenses 30 67 116 129 91 Other Income - 1 2 1 - Underwriting income 34 (8) 64 25 (10) Currrent Period Catastrophe Losses - 18 - - 9 Underwriting Income Ex Catastrophes $34 $10 $64 $25 ($1) GAAP Ratios: Loss and loss expense ratio 41% 58% 47% 57% 68% Acquisition cost ratio 9% 10% 13% 13% 13% General & administrative expense ratio 23% 37% 26% 25% 21% Expense Ratio 32% 47% 39% 38% 34% Combined ratio 73% 105% 86% 95% 102% Current Period Catastrophe Loss % - 10% - - 2% Combined Ratio Ex Catastrophes 73% 95% 86% 95% 100% 22

U.S. Management Team * In addition to marketing and business development, Bobby Bowden oversees the branch managers 23

Growth and Diversity Over Time Allied World U.S. insurance growth has come from select targeted specialty areas with increased focus on smaller account primary business (CHART) * Trailing twelve months through September 2011 used for comparative purposes. 25

New Product Criteria

New businesses initiatives must pass certain criteria and be accretive to our franchise

- Expect to break even over 3 years
- Generate 15% ROE over long term
- Ability to cross sell with other products
- Leverage strong technology platforms
- Industry Vertical – can we provide unique products to targeted customers?
- Also considered are:
  - Pricing trends
  - Line sizes
  - Average limits
  - Claims trends

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Product Development Lifecycle 27 New Business Initiatives launched in past two years have generated over $200 million in gross premiums over the past year

Expanding U.S. Direct Operating Platform Ten branch offices in strategic locations throughout the U.S.Dedicated U.S. management team with significant industry experienceSignificantly increased submission activity throughout the countryUp over 50% in all regions since 2008 430 staff count, 63% of Allied World groupSignificant IT infrastructure in place Allied World's expanded presence in U.S. has significantly enhanced the market profile of our domestic operations San Francisco Los Angeles Costa Mesa Dallas Chicago Atlanta Boston Farmington New York 28 Philadelphia

GPW by Producer and Submission Activity 29 New Business Submissions Quoted Bound % Quoted % Bound / Quoted % Bound/ Submitted 84,173 35,897 8,037 43% 22% 9.5% On track for 120,000+ new business submissions in 2011 Total YTD September 2011 GPW: $612M

U.S. Insurance - Excess General Casualty Focus on Select Industries (e.g. public entity) Non-Commoditized Keys: Risk Selection Attachment Point Coverage Price Rates improving - up 2.8% from beginning of the year 30 Gross Premiums Written ($MM)

U.S. Insurance - Property 31 (CHART) New Business Submissions 1,756 2,540 2,676 3,230 2,954 Bound to Submitted Ratio 6% 5% 5% 4% 4% Retention Ratio (Count) 55% 58% 51% 76% 72% Average Limit ($MM) $5 $5 $5 $5 $5 Non Admitted OnlyManage PMLSKeys: Risk SelectionRMS ModelingRates improving - up 2.7% from beginning of the year Gross Premiums Written ($MM)

U.S. Insurance - Public D&O 32 (CHART) New Business Submissions 4,123 4,490 4,766 1,523 1,570 Bound to Submitted Ratio 8% 8% 11% 7% 9% Retention Ratio (Count) 72% 75% 61% 59% 91% Average Limit ($MM) $9 $9 $9 $9 $9 Focus on Distinct SegmentsSmall Cap CommercialSide A ConversionsStrategically Avoid Systemic RiskExiting Certain Classes (e.g. Financial Institutions)Rates down 7.8% from beginning of the year Gross Premiums Written ($MM)

Leading Risk Management Capabilities Primary and Excess Capabilities Miscellaneous Medical Facilities Hospital Professional Liability Healthcare D&O and ancillary products Other (Physician's Group, LTC) Admitted and E&S Capabilities Rates down 2.8% from beginning of the year U.S. Insurance - Healthcare 33

End To End Small Business Platform- i-Bind Quote/Click/Bind Capability Loading Additional Small Business Products Up Front Costs - Substantial Long-Term Payoff - Substantial Rates down 2.4% from beginning of the year U.S. Insurance - Private NFP D&O 34 Gross Premiums Written ($MM)

U.S. Insurance - E&O Specialty Classes/Non CommoditizedSmall Firms (25 lawyers or less)Insurance AgentsMiscellaneous Professional LiabilityTech/Privacy/Media LiabilityMostly PrimaryAdmitted/E&SRates down 1.6% from beginning of the year 35 (CHART) New Business Submissions 15,165 22,726 24,288 27,739 Bound to Submitted Ratio 12% 18% 11% 8% Retention Ratio (count) 68% 59% 67% 80% Average Limit ($MM) $2 $1 $1 $1 Gross Premiums Written ($MM)

U.S. Insurance - Programs 36 Gross Premiums Written ($MM) Aggregation Opportunity In Existing Products Differentiated/Specialty Ex. Psychiatrists Tight Process, Compliance, Audit Controls Rates down 1.7% from beginning of the year

Specialty Initiatives Beginning to Take Hold

- **Primary General Casualty**
  - One of limited number of approved Defense Base Act Liability underwriters
  - Provides coverage to private industry working abroad for U.S. government
  - Allied World has already achieved traction in this line
- **Environmental**
  - Cross sell with Allied World's Healthcare coverages
  - Provide risk management services
  - Dedicated and experienced claims team
  - Offer $25 million gross limits on select exposures
- **Inland Marine**
  - Estimated Inland Marine Marketplace over $10 billion
  - Cross sell with other Allied World products including Healthcare and Construction
  - Minimal catastrophe exposure

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Moving Forward – U.S. Insurance

- ✓ Focus on gaining rate and driving a market turn
- ✓ Selectively adding new products
- ✓ Continue to expand industry vertical focus, such as in healthcare and public entity/ private / not for profit
- ✓ Open new offices where we see geographic opportunities
- ✓ Drive expense efficiencies
- ✓ Leverage technology platform
- ✓ Utilize information for better underwriting results
- ✓ Continue to outperform industry and peer group

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Frank D'Orazio

President,
International and Bermuda Insurance

- ✓ Executive Summary
- ✓ U.S. Insurance
- ❑ International Insurance
- ❑ Reinsurance
- ❑ Financial Overview
- ❑ Risk Management
- ❑ Investments
- ❑ Closing Comments
- ❑ Appendix

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$468 million underwriting income since 2007Combined ratio 76.5% since 2007Premiums down since 2007 due to scaling back Energy business in both property and casualty lines as well as Life Sciences and Financial Institution coverages Low Acquisition ratio reflects:Low cost operating structureSignificant business settled net of commissionsEffective reinsurance utilization Highlights International Insurance - Historical Results 40 $ in Millions 2007 2008 2009 2010 YTD $ in Millions 2007 2008 2009 2010 9/30/11 Gross premiums written $777 $695 $556 $505 $400 Net premiums written 494 466 363 319 245 Net premiums earned 528 473 413 339 236 Net losses and loss expenses 328 289 158 160 187 Acquisition costs 6 4 3 0 (3) General & administrative expenses 73 76 84 94 63 Underwriting income 121 105 168 85 (11) Current Period Catastrophe Losses - 89 - 64 84 Underwriting Income Ex Catastrophes $121 $194 $168 $149 $73 GAAP Ratios: Loss and loss expense ratio 62% 61% 38% 47% 79% Acquisition cost ratio 1% 1% 1% 0% -1% General & administrative expense ratio 14% 16% 20% 28% 27% Expense Ratio 15% 17% 21% 28% 25% Combined ratio 77% 78% 59% 75% 105% Current Period Catastrophe Loss % - 19% - 19% 36% Combined Ratio Ex Catastrophes 77% 59% 59% 56% 69%

International Insurance Management Team 41

International Insurance Segment - Overview

Global Diversification and Expansion

- **Bermuda**
  - A leading direct writer of Fortune 1000 North American domiciled property and casualty risks
  - Strong diversity of industries covered including manufacturing, chemicals, transportation, real estate, consumer products, medical and healthcare products and construction
  - Recently began writing trade credit and political risk products
- **Europe**
  - Focus predominantly on mid-sized to large non-North American domiciled accounts
  - Offers broad range of casualty & property insurance products for multi-national corporations worldwide
  - Lloyd's Syndicate expands insurance product capabilities in Latin America and the Asia Pacific region
  - Recently launched SME and healthcare initiatives
- **Asia**
  - Offers professional lines, healthcare and general casualty business

Allied World International Insurance Operating Segment Product Mix



SME, 1%
Healthcare, 12%
General Casualty, 25%
General Property, 29%
Professional Lines, 31%
Trade Credit, 2%

Total TTM September 2011 GPW: $515M

ALLIED WORLD ASSURANCE COMPANY

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Maintaining Profitable Lines While Expanding Globally * Trailing twelve months through September 2011 used for comparative purposes. 43 Summary by Platform ($MM) 2007 2008 2009 2010 Sept 11 TTM Bermuda $530 $472 $382 $336 $349 Europe 247 224 168 160 152 Asia 6 10 14 Total $777 $695 $556 $505 $515 Allied World's international insurance segment continues to underwrite U.S. primary property and excess casualty from Bermuda, while expanding its product offerings and geographic reach in Europe and Asia

Launched SME Platform in the U.K. in February 2010Continuing development of Asian PlatformEstablished Lloyd's Syndicate 2232 effective mid-2010Launched Trade Credit/Political Risk capability in October 2010 via MGA relationship with LAUExpanding Healthcare Platform internationally (Asia & Europe)Business development individuals now in London, Scotland and SingaporeMGA and program business initiated in targeted areas International Insurance - Recent Initiatives 44

Lloyd's Syndicate 2232

Lloyd's carries S&P "A+" financial strength rating

✓ **Lloyd's Brand is Globally Recognized**

- Stamp capacity in excess of $100 million for 2011
- Capita Managing Agency Limited serves as managing agent
  - Capita is experienced, trusted brand at Lloyd's

✓ **Allied World Operates Syndicate through offices in London and Singapore**

- Lloyd's provides additional licenses in jurisdictions previously closed to Allied World
  - Focus on opportunities in Asian-Pac and Latin American
  - Utilize Lloyd's to write Property D&F, Treaty Reinsurance, E&O, D&O and General Casualty

ALLIED WORLD ASSURANCE COMPANY

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International Insurance - GPW by Broker 16 Platform currently sources business from 500 brokerage offices in 43 countries around the world Currently adding approximately 20 new brokerage relationships to Allied World's distribution plan per quarter Portfolio make-up reflects the industry dynamic that larger account business is globally dominated by the Big 3 brokerage houses Trade Credit, SME, Syndicate 2232 and Asian platform have served to add further diversification to our distribution plan. 46

Underwriting Platforms in Bermuda, London, Dublin, Hong Kong, Lloyd's, Switzerland and Singapore Mezzanine Excess Player Maximum gross capabilities of €/$75M or £45M Diversified industry mix Significantly decreased writing in Life Sciences & Energy since 2008 Average attachment excess of $150M, average gross limit $25M Rates improving - up 10% from beginning of the year International Insurance Segment - General Casualty 47 Gross Premiums Written ($MM)

(CHART) International Insurance Segment - Healthcare 48 New Business Submissions 134 112 126 175 235 Bound to Submitted Ratio 10% 11% 16% 26% 6.5% Retention Ratio (Count) 82% 83% 96% 90% 71% Average Limit ($MM) $16 $16 $16 $13 $15 Gross Premiums Written ($MM) Underwriting Platforms in Bermuda, Hong Kong and LondonHistorically highest ROE-producing UW Department in the CompanyBroad spectrum of products including Hospital Professional Liability, Managed Care, Senior Care & Miscellaneous Facilities$25M in capacity for all products. Average limit deployed is $15MApproximately 25% of the portfolio is lead business (excess of retentions)Rates down 7% from beginning of the year

Underwriting Platforms in Bermuda, London, Dublin, Hong Kong , Switzerland and Lloyd'sDiversified product suite including E&O, D&O, EPL, Fiduciary and M&AD&O component heavily weighted in Side AAverage limit is $9M. Maximum limit is $25MLaunched SME division in Feb 2010Added EPLI capability in BermudaGeographies:Bermuda - exclusively excess with attachment average of $100MUK - primary SME D&O/E&O and primary M&A productsAsia is 30% primary 70% excessRates down 10% from beginning of the year International Insurance Segment - Professional Lines 49 (CHART) New Business Submissions 665 735 1,265 4,271 4,979 Bound to Submitted Ratio 38% 43% 23.6 13.3 13.7 Retention Ratio (Count) 85% 85% 70% 84% 79% Average Limit ($MM) $11 $11 $11 $10 $9 Gross Premiums Written ($MM)

Underwriting Platforms in London, Bermuda and Lloyd's Mostly a primary or first excess player with up to $10M in capacity Average working capacity of approximately $4M Broad spectrum of classes written Energy business has been reduced to a small component due to past performance Loss ratios in 2010 and 2011 have been significantly impacted by global catastrophes Rates are rising due to the abundant CAT activity and RMS model change International Insurance Segment - Property 50 Gross Premiums Written ($MM)

Moving Forward – International Insurance

- ✓ Maintenance of leadership position in the Bermuda marketplace and responsible growth in international platforms
- ✓ Increased emphasis on our Lloyd's platform as our licensing and distribution vehicle in protectionist and emerging markets
- ✓ Steady addition of scale in our Asia-Pac platform
- ✓ Continued prudent portfolio management, particularly in more volatile or under-performing classes
- ✓ Further evolution and traction of new product lines and capabilities introduced over the last 18 months
- ✓ Introduction of new products to bolster existing capabilities in select markets
- ✓ Continued expense management to drive operating efficiencies throughout the platform

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John Bender

President, U.S. Reinsurance

- ✓ Executive Summary
- ✓ U.S. Insurance
- ✓ International Insurance
- ❑ Reinsurance
- ❑ Financial Overview
- ❑ Risk Management
- ❑ Investments
- ❑ Closing Comments
- ❑ Appendix

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Our Reinsurance Operating Segment $338 million of underwriting income since 2007Combined ratio 85.4% since 2007Acquisition ratios have declined reflecting business shift from proportional to excess of loss and reduced profit commissions Highlights 53 $ in Millions 2007 2008 2009 2010 YTD $ in Millions 2007 2008 2009 2010 9/30/11 Gross premiums written $536 $430 $466 $524 $512 Net premiums written 536 428 465 522 512 Net premiums earned 504 465 456 502 393 Net losses and loss expenses 301 249 235 250 265 Acquisition costs 102 91 88 92 67 General and administrative expenses 39 44 48 64 47 Underwriting income 62 81 85 96 14 Current Period Catastrophe Losses - 41 - 34 141 Underwriting Income Ex Catastrophes $62 $122 $85 $130 $155 GAAP Ratios: Loss and loss expense ratio 60% 54% 51% 50% 67% Acquisition cost ratio 20% 20% 19% 18% 17% General and administrative expense ratio 8% 9% 11% 13% 12% Expense Ratio 28% 29% 30% 31% 29% Combined ratio 88% 83% 81% 81% 96% Current Period Catastrophe Loss % - 9% - 7% 36% Combined Ratio Ex Catastrophes 88% 74% 81% 74% 61%

U.S. Reinsurance Management Team 54

Bermuda & International Reinsurance Management Team 55

Reinsurance Operating Segment

Flexibility to take advantage of reinsurance opportunities in the global marketplace

- **Casualty Presence Established in U.S.**
  - Underwriting teams closer to "decision makers" which provides greater access to information
  - Accessing clients and lines that do not typically access the Bermuda marketplace, including U.S. regional company multi-line business, super regional, middle-market business and stand-alone casualty-clash business
  - Broaden product selection when market conditions improve
- **Strategic Bermuda Platform**
  - Property catastrophe, property per risk, workers' compensation catastrophe, accident & health and specialty casualty
- **Expanded Global Presence**
  - Swiss and Singapore offices
  - Lloyd's Syndicate established in June 2010

Allied World Reinsurance Segment Product Mix



Professional Liability 9%
Specialty 7%
North American Property 5%
Global Marine & Crop 4%
Facultative 3%
North American CAT 20%
General Casualty 26%
Global Casualty 8%
Global Property 6%
Global CAT 12%

Total TTM September 2011 GPW: $582M

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Our Approach We prefer strong risk alignment with our cedent partners We require a reasonable opportunity to make our required rate of return We prefer specialty / niche businesses that are somehow differentiated from the rest of the marketplace either through nature of the underlying business or through the cedent's underwriting approach We choose partners who share our emphasis on long term underwriting profitability We try and keep it simple... Do we like the business? Do we like the people? Do we like the deal? 57

Reinsurance Strategy Profit Driven - Not top line focused Leveraging in-force reinsurance casualty portfolio Move closer to "decision makers" on year round basis and provides greater access to information (e.g., policy & claim files) No pressure to write from dollar one since in-force portfolio already in place Pursuing new U.S. business opportunities U.S. regional company multi-line business, super regional, middle-market business that typically does not find its way to Bermuda marketplace Broaden product offerings Expand position in E&S marketplace Expanding business globally Property catastrophe, property per risk and pro rata business, WC CAT, A&H, specialty casualty and international 58

Expanding Closer to Our Customers Allied World's reinsurance premium levels have remained consistent but the business is shifting to U.S. and global platforms which provide for more relationship oriented business 59 * Trailing twelve months through September 2011 used for comparative purposes. (CHART)

Expanded Reinsurance Capabilities

U.S. Initiatives

- ✓ In 2009, added property reinsurance that focuses on small and medium account regional carriers
- ✓ Recently launched Global Marine and Specialty unit that offers marine, aerospace coverages, as well as crop and hail business

International Initiatives

- ✓ Swiss office opened in 2008 offers property, general casualty and professional liability products throughout Europe
- ✓ Singapore office opened in 2009 as Allied World's hub for all classes of treaty business in Asia Pacific, Middle East and Africa
- ✓ Established Lloyd's Syndicate 2232 in June 2010, which significantly expands reinsurance products throughout Latin America and the Asia Pacific region

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Reinsurance business is expanding internationally and into select specialty areas including crop and global marine business 61 Maintaining Profitable Lines While Expanding Globally * Trailing twelve months through September 2011 used for comparative purposes. (CHART)

Reinsurance - GPW by Broker 62 (CHART) Continue to build relationship with smaller distribution partnersLeverage broker relationship to expand geographic reachContinue to build relations with brokers who have specialty focus Total TTM September 2011 GPW: $582M

Moving Forward - Reinsurance 63 Continue to drive lead terms on majority of programsContinue growth of international book and specialty productsContinue to align both technical and geographic expertise globally Increase distribution partners Drive expense efficienciesLeverage technology platform

Joan Dillard

Chief Financial Officer

- ✓ Executive Summary
- ✓ U.S. Insurance
- ✓ International Insurance
- ✓ Reinsurance
- ❑ Financial Overview
- ❑ Risk Management
- ❑ Investments
- ❑ Closing Comments
- ❑ Appendix

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Superior Execution in a Challenging Marketplace Consistently Strong Operating Performance Strong Operating Income - Operating return on equity of 20.3% over last five calendar years, $89M positive operating income in first nine months of 2011 despite impact from catastrophic events ($233M) Favorable Reserve Development - Every year since 2002, $161M in first nine months of 2011 Solid Investment Returns - $469M, 6.1%, total net investment return1 in 2010, $87M, 1.1%, in first nine months of 2011 Operating Cash Flows - $492 million through September 2011, up from $451M for full year 2010 Book Value Growth - Book value per share has increased 137% since the company went public in 2006 65 1 Total net investment return includes net investment income, net realized gains, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return for the year divided by the average aggregate invested assets for the year. 2 Financial leverage calculated by dividing debt by total capital at 09/11. 3Operating leverage calculated by net premium leverage (TTM 09/11 NPW divided by 09/11 total shareholders' equity) and 09/11 net reserve leverage (9/11 net loss reserves divided by 9/11 ending shareholders' equity).

Financial Highlights Operating Results Q3 2011 YTD 2010 2009 2008 Net Income $91 M $665 M $607 M $184 M Operating Income $89 M $398 M $538 M $455 M Annualized Net Income Return on Average Equity 4.1% 21.9% 22.6% 8.3% Annualized Operating Return on Average Equity 4.0% 13.1% 20.0% 20.6% Combined Ratio 100.7% 84.9% 76.1% 84.1% Cash flow from Operations $492 M $451 M $668 M $657 M Operating Earnings Per Diluted Share $2.24 $7.97 $10.34 $8.90 Ending Diluted Book Value per Share $75.82 $74.29 $59.56 $46.05 Growth in Diluted Book Value Per Share 2.1% 25% 29% 8% Allied World has reported very strong results despite competitive landscape, financial turbulence and catastrophe activity 66

Annualized Operating ROE 25.8% 22.1% 20.6% 20.0% 13.1% 4.0% Full year combined ratios below 85% and better than peer group Full year operating income in $400 million range or higher despite industry challenges Strong full year operating return on average equity 67 Consistent Operating Performance * Peers include ALTE, ACGL, AGII, AHL, AXS, ENH, HCC, MKL, OB, RLI, THG, NAVG, and WRB. Source: SNL Financial. Based on data available through November 4, 2011. Operating Income and Combined Ratio

Balance Sheet Strength

($MM)	2006	2007	2008	2009	2010	Sep-11
Selected Balance Sheet						
Cash and Invested Assets	$ 5,945	$ 6,299	$ 6,863	$ 7,536	$ 8,037	$ 8,443
Total Assets	7,621	7,899	9,022	9,653	10,428	11,183
Shareholders Equity	2,220	2,240	2,417	3,213	3,076	3,003
Total Capital*	2,719	2,739	2,916	3,712	3,874	3,801
Select Ratios:						
Debt to Capital Ratio*	18.3%	18.2%	17.1%	13.4%	20.6%	21.0%
Net Reserve Leverage	133%	145%	153%	120%	128%	141%
Net Premium Leverage**	59%	51%	46%	41%	45%	50%
Operating Leverage	192%	196%	198%	161%	174%	191%

* 2008 excludes impact of $243.8 million syndicated loan which was repaid on February 23, 2009.

** September 2011 premium leverage calculated using trailing twelve months net premiums written.

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High Quality Reinsurance Partners Reinsurance Recoverables at September 30, 2011 Total Reinsurance Recoverables: $1,010M Rating Standard & Poor's A.M. Best "A" or Higher $715 $986 "A-" $273 $11 Other $22 $13 98% of reinsurance recoverables with reinsurers rated "A" or higher by A.M. Best and "A-" or higher by S&P Utilizes scoring metrics to rank acceptable reinsurers Reinsurance Security Committee approves standards and limits for all acceptable reinsurers ($ in millions) 69

Strong Ratings History Standard & Poor's Standard & Poor's Moody's Moody's A.M. Best A.M. Best FSR Debt FSR Debt FSR Debt July 2006 A- BBB A2 Baa1 A bbb 2007 A- BBB A2 Baa1 A bbb 2008 A- BBB A2 Baa1 A bbb 2009 A- BBB A2 Baa1 A bbb 2010 A- BBB A2 Baa1 A bbb Oct. 2011 A BBB+ A2 Baa1 A bbb Ratings upgraded by Standard & Poor's in June 2011 Maintained ratings through financial crises and significant catastrophe activity in 2008 Positive Outlook placed on debt rating by A.M. Best in October 2011 73

Sources of Liquidity Dividend capacity from Allied World's Bermuda operating company is $736 million for 2011 The company maintains an $800 million syndicated credit facility: $400 million unsecured $400 million secured for Letters of Credit Term: November 2012 Utilization: (outstanding) Unsecured $0 Secured $162 million Allied World Assurance Company Holdings, Ltd has access to dividends from its major subsidiary and a syndicated credit facility 70

Active Capital Management Improves Shareholder Value * Excludes $243.8 million syndicated loan which was repaid on February 23, 2009 71 Diluted book value per share has more than doubled since 2006 Capital Management History $181 million of common dividends paid since going public in 2006 $563 million of shares repurchased from AIG in December 2007 $505 million of shares and warrants repurchased from founders in 2010 $300 million in ten-year senior notes issued in November 2010 $53.6 million warrant repurchased from founder in first quarter 2011 $500 million share repurchase program (In millions, except for per share amounts)

Share Repurchase Program $500 million program authorized in May 2010 $299 million of shares repurchased through March 2011 $201 million remaining capacity Resuming Share Repurchase Program in fourth quarter 2011 72 $49

Marshall Grossack
Chief Actuary

&

Barry Zurbuchen
Chief Risk Officer

- ✓ Executive Summary
- ✓ U.S. Insurance
- ✓ International Insurance
- ✓ Reinsurance
- ✓ Financial Overview
- ❑ Risk Management
- ❑ Investments
- ❑ Closing Comments
- ❑ Appendix

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Agenda Risk AppetiteRisk Management Framework and ControlsRisk ModelingPricing and Reserving Philosophy and Practices

Risk Appetite Return goalAchieve 15% ROE across cycleCapitalCapital > 150% of 99.6th Value at RiskEarnings Volatility1:20 aggregate loss < 15% equityCatastrophe Loss1:250 event loss < 20% of total capitalAsset Volatility1:20 Market Value Reduction < 10% Equity 76

Enterprise Risk Management Structure 77 Board of Directors Enterprise Risk Committee Audit Committee Investment Committee Compensation Committee Nominating & Corporate Governance Committee Risk Management Committee Catastrophe Committee Reinsurance Security Committee Reserve Committee Disclosure Committee Line of Business Councils Disaster Recovery Team Quarterly Segment Meetings Broad cross section of management team and overlap across committees allows good flow of information to all levels of the organization Executive Management Committees S&P has assessed Allied World's ERM as "STRONG"

Risk Controls - Catastrophe Risk Appetite - willing to take CAT risk up to 20% of total capital for 1:250 event Currently total capital $3.8 billion. 20% = $761 million. RMS v10: Current 1:250 OEP = $541million (14% of total capital) RMS v11: Current 1:250 OEP = $676 million (18% of total capital) Limit is managed locally and controlled globally Overall limit cascaded down to business units, geographies and perils in order to manage exposure Pricing tools consider marginal impact of writing a treaty or policy 78

Overview of Economic Capital Model Allied World ECM Risks Modeled Economic/Market Risk Insurance Risk Interest Rate Risk Asset Risk Reserve Risk Premium Risk Reinsurance Credit Risk Catastrophe Risk Inflation Risk

Cycle Management

- **Risk Appetite – Achieve 15% ROE over cycle**
  - Recognition that we need to vary the size of our "bet" based on point in underwriting cycle
    - ECM integrated into business planning cycle
    - Iterative process to optimize mix of business
  - We have managed modest top-line growth due to new business initiatives implemented over past few years
    - DBA, Crop, Marine, International Treaty Reinsurance, Trade Credit, Environmental
  - "Mature" Allied World businesses have been flat or reduced exposure as the market has softened
  - Utilization of reinsurance where appropriate
  - Mix shift from large account, excess to smaller account, primary business where price volatility lower
  - Capital management

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30 Risk Controls - Underwriting Underwriting Risk Policy Underwriting Guidelines and letters of authority Risk limits, exclusions, deductibles, pricing Pricing Treaty Reinsurance Casualty - Priced by actuaries and underwriters Property - Priced by underwriters utilizing actuarial pricing models. Actuaries, CAT modelers utilized as necessary Insurance Generally priced by underwriter, utilizing actuarial pricing models. Actuaries, CAT modelers utilized as necessary Large accounts reviewed by more than one actuary Rate Monitoring Pricing models calculate rate change at account level Actuarial calculates overall rate change quarterly Data Analysis Capture exposure and loss information from submission data Allows for greater insight and analysis into account pricing 82

Strong Underwriting Results Underwriting performance has been strong since our inception (1) Pro-forma including Darwin development since inception (2) Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis 83 Historical Loss Ratios Through September 30, 2011 ($MM) 1 2

Net reserves about 4.6% above mid-point of range at September 30, 2011 $1.5 billion net favorable reserve development since inception (including Darwin development) 72% of reserves are IBNR Net Loss & LAE Reserve Mix at September 30, 2011 Case U.S. Insurance, 7% IBNR International Insurance 30% Case International Insurance, 11% IBNR Reinsurance 21% Case Reinsurance, 10% IBNR U.S. Insurance 21% September 30, 2011 Total: $4.2B Net Prior Year Reserve Releases ($MM) Range of Net Reserves at September 30, 2011 ($MM) Prudent Reserving Philosophy 84

Loss Reserving Procedures

- ✓ **Internal review on quarterly basis**
- ✓ **Initial loss ratio selections**
  - Prior year loss ratios adjusted for trends and rates
  - Peer analysis
  - Actuarial pricing models
- ✓ **Loss emergence selections**
  - Historical experience
  - Peer analysis
  - R.A.A. study
  - Actuarial analysis of individual treaties
- ✓ **18 accredited reserving and pricing actuaries on staff**
- ✓ **External Actuarial Opinions on an annual basis**
- ✓ **In-depth discussions with claims department & underwriting segments**
- ✓ **Discuss reserve position quarterly with Loss Reserve Committee and Audit Committee**

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U.S. Insurance - Loss Reserve Triangle Limited Emergence thus far in tail LBO Claims 2009-10 are emerging very well so far 86

International Insurance - Loss Reserve Triangle Limited Emergence thus far in tail 16 points from three large 2010 casualty events 21 points from 2010 CAT events 2007 and 2009 are emerging as very well so far 87

Reinsurance - Loss Reserve Triangle Limited emergence in tail thus far Even with Credit Crisis, these years look good so far

2011 Loss & ALAE ratio - selection of 65.0% based on: - AW Experience for 2002-2009 (excluding Transportation ("Buffer") business) - On-level adjustments to 2011 loss trend and pricing levels: ? 0% rate change assumed for 2011; annual loss trend assumed to be 5.0% ? Reported experience emerging favorably; 2011 Level loss ratios driven by conservative reserving and recent price changes ULAE adds 0.7% to Loss &ALAE ratio 45% 56% 59% 68% 28% 65% 2004-2009 Average = 55% 51% 57% 65% 46% Gross Loss and LAE Ratios U.S. General Casualty - Umbrella and Excess General Liability / Auto Liability

John Gauthier

Chief Investment Officer

- ✓ Executive Summary
- ✓ U.S. Insurance
- ✓ International Insurance
- ✓ Reinsurance
- ✓ Financial Overview
- ✓ Risk Management
- ❑ Investments
- ❑ Closing Comments
- ❑ Appendix

90

Agenda Items Background: Structure and GovernancePhilosophyTrack RecordCurrent Market ConditionsCurrent Portfolio Positioning 91

Investments are overseen by the Investment Committee of the Board of Directors through the Investment Committee Charter and Investment Policy Statement The board-approved Investment Policy Statement (IPS) states: "The primary objectives of the fixed income portfolio are to preserve the company's capital position and to provide adequate liquidity for prompt payment of claims" The IPS targets and limits duration, credit quality, country, currency, sectors, issuer concentration and benchmarks in line with our risk tolerance It also limits the type and size of alternative investments as a percent of assets and as a percent of equity Management has the responsibility to make tactical shifts in the portfolio within the parameters of the IPS The company uses external managers for most of the actual implementation Portfolio risks are measured on a daily basis Investments - Corporate Governance 92

AWH investment philosophy AWH believes that a total return philosophy will generate higher book value growth over time Starting in 2009, we moved from "available-for-sale" to "trading":Report all investment returns in one geographySimilar treatment of cash and derivativesAligned with management compensation plansFocus on economics and not on accounting treatmentWe report investment results on a total return basisProvide transparency 93

Investment Track Record: Where We've Been 94 We have actively managed the portfolio exposures, including:Exposure to ratesExposure to spread assetsExposure to non-fixed income assetsAlways within stated risk appetite Proprietary and Confidential

2.8 years 3.5 years 2.5 years 2.1 years AWH Duration: Long AWH Duration: Short AWH Duration: 9/30/2011 Source: Bloomberg 95 Chart of ten year treasury yields - December 2008 through September 2011 Investment Track Record: Where We've Been

12/31/07 12/31/08 12/31/09 12/31/2010 3/31/2011 6/30/2011 9/30/2011 Non-Core Fixed Income % of Total Portfolio 5.1% 1.8% 4.9% 9.1% 14.2% 16.0% 17.0% Non-Core Fixed Income Holdings 96 Total Portfolio Return Analysis Investment Track Record: Where We've Been

Market Review: The Third Quarter of 2011 Saw the Painful Shift to a "Risk Off" Trade as Part of a Global Flight to Quality….

- U.S. Government debt downgraded
- Ongoing concerns about European sovereign and bank risk
- Weaker economic data
- Volatility increased
- Equities sold off globally
  - EuroStoxx 50 were down 23%
  - The S&P 500 was down 13.9%
- Fixed income spreads widened across sectors
- Treasury yields plummeted to new lows

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Market Outlook: Volatility Spiked and is Expected to Remain High Source: Bloomberg 98 Chart of VIX Index from December 2010 through September 2011

Market Outlook: Yet Equities Remain Attractive at Least on the Basis of Decade-High Equity Earnings Yield Source: Neuberger Berman 99

Market Outlook: and We Believe We are Getting Compensated for "Current" Expectations of Default Risk Source: Barclays Capital 100

It is difficult for rates to go "below" zero, therefore there is more downside risk than upside potential 101 Market Outlook: While Risk Asymmetry Remains Prevalent in Rates

Portfolio Summary - September 30, 2011 Where are we Today - a Diversified Portfolio Total : $8.4 BPortfolio Yield: 2.6%Duration: 2.1 yearsYTD Total Portfolio Return: 1.1% 102 CORPORATE FAIR VALUE ($000's) PORTFOLIO PERCENTAGE JPMorgan Chase & Co $ 70,207 0.8% Citigroup Inc 63,348 0.8% Bank of America Corp 54,969 0.7% Sparebank 1 Boligkreditt AS 52,277 0.6% Morgan Stanley 49,860 0.6% Wells Fargo & Co 48,600 0.6% American Express Co 42,751 0.5% Verizon Communications Inc 41,876 0.5% HSBC Holdings PLC 37,517 0.4% General Electric Co 37,208 0.4% TOP 10 CORPORATE EXPOSURES ($000's) (CHART)

103 Where we are Today: Lots of Questions about Euro-Zone Exposure (CHART) 103

Where we are today: A Holder of Distressed RMBS 37 The distressed RMBS portfolio returned -6% for the quarter, but has provided a since inception annualized return of over 16% While seriously delinquencies remain high, they seem to have plateaued over last six months Expected cumulative losses remain a multiple of current losses, and tranche write-down expectation remains high However, versus the current dollar prices of the bonds, and implied yields, we remain a holder of this portfolio 104

Where we are today: A diversified Equity portfolio 105

Where we are Today: Modest Hedge Fund and PE Allocation 106

While disappointed with the 3rd quarter 2011 returns, we remain confident in our active management total return approach and the diversification of our portfolioAllied World has generated returns in the top quartile of its peer group over the last several years and expects to do so in the futureWe are committed to providing leading-edge transparency on our investment portfolio 107 Where we are today: AWH Investment Strategy

Scott Carmilani President, Chief Executive Officer and Chairman Executive Summary U.S. Insurance International Insurance Reinsurance Financial Overview Risk Management Investments Closing Comments Appendix 108

(CHART) Superior book value growth versus peers since going public in 2006 Book Value Growth Growth in book value per share calculated by taking change in basic book value per share from September 2006 through September 2011 adjusted for common dividends paid. * Growth in Common Book Value per Share through June 2011. Based on data available as of November 4, 2011. Peer Average = 84% 109 *

(CHART) Peer Comparisons - Operating Income ROE * Five year average annualized operating ROE by quarter through June 2011Source: SNL Financial. Based on data available as of November 4, 2011. Five Year Average Annualized Operating ROE by QuarterJuly 2006 through September 2011 Peer Average = 12.1% 110 *

(CHART) Catastrophe Losses as Percentage of Shareholders' Equity* Catastrophe Losses at Low End of Competitors Catastrophe losses in line with our risk appetite * Through June 2011. Based on the previous period's ending shareholders' equity before the event occurred 111

Conclusion Well defined risk appetite and well within all stated risk tolerances Strong risk controls and robust modeling capabilities Wait three to five years before releasing long tailed casualty reserves Pricing models are utilized not to just price accounts, but gather data to help understand trends 112

Appendix

- ✓ Executive Summary
- ✓ U.S. Insurance
- ✓ International Insurance
- ✓ Reinsurance
- ✓ Financial Overview
- ✓ Risk Management
- ✓ Investments
- ✓ Closing Comments
- ❑ **Appendix**

113

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, foreign exchange gain or loss, impairment of intangible assets and any other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and any other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company excludes impairment of intangible assets as these are non- recurring charges. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized return on average shareholders' equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See slides 115-117 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. 114

Non-GAAP Financial Measures - Reconciliations 115

Non-GAAP Financial Measures - Reconciliations *Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in 116

Non-GAAP Financial Measures - Reconciliations 117